Exhibit 99.1


Name and Address of Reporting Person:            Leslie H. Wexner
                                                 c/o Limited Brands, Inc.
                                                 Three Limited Parkway
                                                 Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:        Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                 12/8/2004


                                     Amount of
                                     Securities
                                    Beneficially
                                       Owned                      Ownership
                                     Following                      Form:
                                      Reported                  Direct (D) or                    Nature of Indirect
Title of Security                  Transaction(s)                Indirect (I)                   Beneficial Ownership
-----------------                  --------------                ------------                   --------------------
Common Stock                         15,000,000                       I  (3)             Foxcote One

Common Stock                          9,984,743  (6)                  D/I  (2)           (2)

Common Stock                          9,327,638                       I  (3)             H.R.E.I. Trust

Common Stock                                  0  (6)                  I  (3)             The Abigail Trust

Common Stock                          5,000,000                       I  (4)             Foxcote Two

Common Stock                          4,755,692                       D/I  (1)           (1)

Common Stock                          4,892,608                       I  (3)             Wexner Personal Holdings Corporation

Common Stock                          3,300,568                       I  (3)             Trust 600

Common Stock                          1,188,500  (5)                  I  (3)             Held in The Limited, Inc. Savings and
                                                                                         Retirement Plan for Leslie H.
                                                                                         Wexner's account

Common Stock                            400,000                       I  (4)             Abigail S. Koppel Grantor Trust



See Notes on next page.

Name and Address of Reporting Person:             Leslie H. Wexner
                                                  c/o Limited Brands, Inc.
                                                  Three Limited Parkway
                                                  Columbus, OH  43216

Issuer Name and Ticker or Trading Symbol:         Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                  12/8/2004


Notes:

(1) Owned by Abigail S. Wexner ("Mrs. Wexner") directly. Owned by Leslie H. Wexner ("Mr. Wexner") indirectly, through Mrs. Wexner.

(2) Owned by Mr. Wexner directly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(3) Owned by Mr. Wexner indirectly. Owned by Mrs. Wexner indirectly, through Mr. Wexner.

(4) Owned by Mrs. Wexner indirectly. Owned by Mr. Wexner indirectly, through Mrs. Wexner.

(5) Based on account balance as of November 30, 2004. The Savings and Retirement Plan is a "qualified plan" within the meaning of Rule 16b-3.

(6) Reflects the transfer on December 8, 2004, of 3,749,288 shares from The Abigail Trust to Mr. Wexner (in a transaction exempt under Rule 16a-13).


Mr. Wexner and Mrs. Wexner disclaim beneficial ownership of all indirectly owned securities reported on this Form in excess of their respective pecuniary interest therein.

                             Joint Filer Information
                             -----------------------

Name of Joint Filer:                              Abigail S. Wexner

Address of Joint Filer:                           c/o Limited Brands, Inc.
                                                  Three Limited Parkway
                                                  Columbus, OH  43216

Relationship of Joint Filer to Issuer:            Director

Issuer Name and Ticker or Trading Symbol:         Limited Brands, Inc. (LTD)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):                  12/8/2004

Designated Filer:                                 Leslie H. Wexner



SIGNATURE:

/s/ Abigail S. Wexner
-----------------------------
Abigail S. Wexner


December 10, 2004
-----------------
Date